29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 Top - line Efficacy Results September 24, 2014 Exhibit 99.2

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 2 Forward Looking Statements This presentation contains and our discussions during this conference may include forward - looking statements about Lipocine Inc. (the “Company”). These forward - looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigati on Reform Act of 1995. These forward - looking statements relate to the Company’s product candidates, clinical and regulatory proces ses and objectives, potential benefits of the Company’s product candidates, intellectual property and related matters, all of whi ch involve known and unknown risks and uncertainties. Actual results may differ materially from the forward - looking statements discussed i n this presentation . Accordingly, the Company cautions investors not to place undue reliance on the forward - looking statements contained in, or made in connection with, this presentation . Several factors may affect the initiation and completion of clinical trials, the potential advantages of the Company’s product candidates and the Company’s capital needs. Among other things, the projected commencement and completion of the Company’s clinical trials may be affected by difficulties or delays. In addition, the Company’s results ma y b e affected by its ability to manage its financial resources, difficulties or delays in developing manufacturing processes for i ts product candidates, preclinical and toxicology testing and regulatory developments. Delays in clinical programs, whether caused by competitive developments, adverse events, patient enrollment rates, regulatory issues or other factors, could adversely affec t t he Company’s financial position and prospects. Prior clinical trial program designs and results are not necessarily predictive of future clinical trial designs or results. If the Company’s product candidates do not meet safety or efficacy endpoints in clinical eva luations, they will not receive regulatory approval and the Company will not be able to market them. The Company may not be able to ent er into any strategic partnership agreements. Operating expense and cash flow projections involve a high degree of uncertainty, including variances in future spending rates due to changes in corporate priorities, the timing and outcomes of clinical tria ls, competitive developments and the impact on expenditures and available capital from licensing and strategic collaboration opportunities. If the Company is unable to raise additional capital when required or on acceptable terms, it may have to sig nif icantly delay, scale back or discontinue one or more of its drug development or discovery research programs. The Company is at an ea rly stage of development and may not ever have any products that generate significant revenue. The forward - looking statements contained in this presentation are further qualified by the detailed discussion of risks and uncertainties set forth in the d ocu ments filed by the Company with the Securities and Exchange Commission, all of which can be obtained on the Company’s website at www.lipocine.com or on the SEC website at www.sec.gov . The forward - looking statements contained in this document represent the Company’s estimates and assumptions only as of the date of this presentation and the Company undertakes no duty or obligation to update or revise publicly any forward - looking statements contained in this presentation as a result of new information, future events or changes in the Company’s expectations.

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 3  LPCN 1021 has the potential to be a leader in Testosterone R eplacement T herapy (TRT)  LPCN 1021 is a twice - a - day Oral TRT product candidate with three simple dosing options • Positive top - line efficacy results in Phase 3 clinical study • Safety portion of Phase 3 clinical study is on - going  Target label — consistent with TRT class label for other approved products LPCN 1021 Overview

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 4 Current Regulatory Paradigm 1  Meet primary end points • Responder analysis relating to average serum concentration 0 to 24 hours ( C avg ) and lower bound Confidence Interval (CI)  Acceptable safety profile • Responder analysis relating to peak testosterone levels that is consistent with approved products • Long term safety data (at least 100 subjects, 1 year) 2 LPCN 1021 Target Success Criteria : (1) September 18, 2014 Joint Meeting of the Bone, Reproductive and Urologic Drugs Advisory Committee and the Drug Safety and Risk Management Advisory Committee Meeting, (2) ICH E1 guidance document “ The extent of population exposure to assess clinical safety for drugs intended for long - term treatment of non - life - threatening conditions”

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 5  Open label, randomized, active - controlled study of LPCN 1021 in men with low testosterone Phase 3 Study Design Screening N = 315 0 Week 4 Week 8 Randomization LPCN 1021 225mg, TU, BID w/ meal (n = 210) Active Control (n = 105) PK /dose titration PK /dose titration PK/Efficacy assessment Safety assessment Week 13 Week 52 Safety Extension (up to Week 52)

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 6  Primary Analysis Set  Efficacy Population (N=152) : Subjects randomized into the study with at least one PK profile and no significant protocol deviations  Imputed missing data by Last Observation Carried Forward (LOCF)  Additional Analysis Set  Safety Set (N=210): Subjects randomized into the study and took at least one dose of the drug  Imputed missing data by Last Observation Carried Forward (LOCF)  Treatment failures if no PK data available Dataset Definition

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 7 Primary Endpoint: Responder Analysis Measure Efficacy Population Safety Set Number of subjects 152 210 % subjects with C avg w ithin normal range 88.2% 80.0% 95 % CI lower bound 81.9% 73.8%  Primary endpoint target ≥ 75% subjects should achieve C avg within normal range (300 ng/dL to 1140 ng/dL) and lower bound of 95% CI ≥ 65% x LPCN 1021 met both the primary endpoint targets in both population sets

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 8 Primary Endpoint: C avg and Distribution in Subjects Range Efficacy Population C avg < 300 ng / dL 11.2 % C avg betwee n 300 and 1140 ng/ dL 88.2 % C avg > 1140 ng / dL 0.7 % Parameter Mean (CV) C avg ( ng / dL ) 447 (37%)  % of subjects with C avg in various ranges x Less than 12% of the subjects’ C avg were outside the normal range Dataset: Efficacy population, N=152

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 9 Dose (mg TU, BID) % of subjects 150 36% 225* 51% 300 13% Final Dose Distribution of Subjects Dataset: Efficacy population, N=152 *starting dose x Majority of subjects with final dose of 225 mg BID

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 10 Titration Outcome Dataset: Efficacy population, N=152 Parameter % of subjects % subjects requiring no more than one dose change (either after week 3 or week 7) 85% % subjects requiring two dose changes (both after week 3 and 7) 15% x Vast majority of subjects reached final dose with no more than one titration

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 11 Secondary Endpoints Measure FDA Threshold Efficacy Population Number of subjects 152 C max < 1500 ng/ dL ≥ 85% 82.9% 1800 ≤ C max ≤ 2500 ng/ dL ≤ 5% 4.6% C max > 2500 ng/ dL None 2.0%  Proportion of subjects achieving maximum serum total T concentrations (C max ) in predefined C max range

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 12  Excessive T repletion outliers were observed in three subjects  These observed excessive T repletion outliers were transient, sporadic, isolated, and not clinically meaningful • Lack of dose or dosing time dependency • None of these subjects reported any adverse events LPCN 1021 Excessive T Repletion Outliers ( C max >2500 ng / dL ) Characteristics Dataset: Efficacy population , N=152

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 13  Safety study is on - going  3% of the subjects reported a serious adverse event • There were no drug related Serious AEs  46% of the subjects experienced at least one adverse event • Approximately one third of these events were drug related • All these adverse events were either mild or moderate (none were severe)  Hematocrit and PSA increases were noted and consistent with other TRT products • 1 subject discontinued due to increase in PSA • 1 subject discontinued due to increase in hematocrit Adverse Events (AE) Summary in LPCN 1021 Arm

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 14  Met primary efficacy endpoint by successfully restoring testosterone levels to the normal range in 88% of the subjects • Primary endpoint robust to sensitivity analysis  Lower limit of the 95% confidence interval was 82%  85% of the subjects reached final dose with no more than one dose titration  Majority of subjects ended on 225 mg BID dose  Proportion of subjects with maximum serum concentrations generally consistent with approved TRT products  LPCN 1021 treatment was well tolerated with no drug related serious adverse events Top Line Results Summary